                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                    Case Number: 01-646 (PJW)
----------------------------------
            Debtors      Reporting Period: October 28, 2001 - November 24, 2001

                            MONTHLY OPERATING REPORT
             File with Court and submit copy to United States Trustee
                       within 30 days after end of month

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   DOCUMENT       EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.              ATTACHED         ATTACHED
------------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                  MOR - 1                  X           Exhibit A
------------------------------------------------------------------------------------------------------------------------------------
       Bank Reconciliation (or copies of debtor's bank reconciliation's)     MOR - 1 (CON'T)                     See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
       Copies of Bank Statements                                                                                 See Affidavit
------------------------------------------------------------------------------------------------------------------------------------
       Cash disbursements journal                                                                     X           Exhibit B
------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                      MOR - 2                  X           Exhibit C
------------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                MOR - 3                  X           Exhibit D
------------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                 MOR - 4                  X           Exhibit E
------------------------------------------------------------------------------------------------------------------------------------
       Copies of IRS Form 6123 or payment receipt
------------------------------------------------------------------------------------------------------------------------------------
       Copies of tax returns filed during reporting period
------------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                         MOR - 4
------------------------------------------------------------------------------------------------------------------------------------
       Listing of aged accounts payable                                                               X           Exhibit F
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                 MOR - 5                  X           Exhibit G
------------------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                         MOR - 5                  X           Exhibit H
------------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kevin J. Thimjon                                                        12/31/01
------------------------------------                           ---------------------------------
Signature of Debtor                                            Date


------------------------------------                           ---------------------------------
Signature of Joint Debtor                                      Date


/s/ Kevin J. Thimjon                                                        12/31/01
-------------------------------------                          ---------------------------------
Signature of Authorized Individual*                            Date


Kevin J. Thimjon                                                 Chief Restructuring Officer
-------------------------------------                       --------------------------------------
Printed Name of Authorized Individual                           Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
   REQUIREMENTS FOR THE PERIOD SEPTEMBER OCTOBER 28, 2001 TO NOVEMBER 24, 2001


In Re:    BRM HOLDINGS, INC.                            Case No. 01-00646 (PJW)
      --------------------------                                 ---------------
            Debtor


            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER, OF BRM HOLDINGS, INC. NAMED AS DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE REVIEWED THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S CASH DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.

DATE:   12/31/01           SIGNATURE: /s/ KEVIN J. THIMJON
     ---------------                 -------------------------------

                          KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER
                  --------------------------------------------------------------
                  (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)

THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

EXHIBIT A

-------------------------------------------------------------------------------------------------------------------------
BRM HOLDINGS, INC.
MONTHLY CASHFLOW - NOVEMBER 2001
(000'S)
                                                                                                      ------
                                                                                                      TOTAL
                                                                                                      ------
                                                      WEEK 1        WEEK 2     WEEK 3      WEEK 4     NOV-01
                                                      ------        ------     ------      ------     ------
                                                      ACTUAL        ACTUAL     ACTUAL      ACTUAL     ACTUAL
                                                      ------        ------     ------      ------     ------

------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
----------------
  Operating Receipts                                      -             -          -          647        647
------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                         -             -          -          647        647
------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
------------------
  Net Operating Disbursements                           406           296        375          443      1,520
  Payroll and Payroll Taxes & Employee Benefits          17             -         14            -         31
------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                           423           296        389          443      1,551
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                           (423)         (296)      (389)         204       (904)
------------------------------------------------------------------------------------------------------------

EXHIBIT B

BRM HOLDINGS, INC.
SUMMARY CASH DISBURSEMENTS - NOVEMBER 2001

                                                                                                         TOTAL CASH
                            LEGAL ENTITY NAME                             LEGAL ENTITY CODE             DISBURSEMENT
    ------------------------------------------------------------------  ------------------------  ----------------------
 1  Bindery Systems, Inc.                                                BDSI                               -
 2  Central Texas Office Products, Inc.                                  CTOP                               -
 3  Dulworth Office Furniture Company                                    DULW                               -
 4  Forty-Fifteen Papin Redevelopment Corporation                        FPRC                               -
 5  Interiors Acquisition Corporation                                    INAC                               -
 6  Kentwood Office Furniture, Inc.                                      KOFI                               -
 7  KOF-CT Acquisition Corporation                                       KOFA                               -
 8  McWhorter's, Inc.                                                    MCWT                               -
 9  Modern Food Systems, Inc.                                            MFSI                               -
10  Modern Vending, Inc.                                                 MVNI                               -
11  OE Acquisition Corporation                                           OEAC                               -
12  ReWork Acquisition Corporation                                       RWAC                               -
13  Sletten Vending Service, Inc.                                        SVSI                               -
14  The Systems House, Inc.                                              TSHI                               -
15  US Office Products Company                                           USOP                         1,551,151.58
16  US Office Products, Chicago District, LLC                            OPCD                               -
17  US Office Products, Colorado District, LLC                           OPCO                               -
18  US Office Products, Florida District, LLC                            OPFL                               -
19  US Office Products, Georgia District, LLC                            OPGA                               -
20  US Office Products, Mid-Atlantic District, LLC                       OPMA                               -
21  US Office Products, Mid-South District, LLC                          OPMS                               -
22  US Office Products, North Atlantic District, Inc.                    OPNA                               -
23  US Office Products, Northwest District, LLC                          OPNW                               -
24  US Office Products, South Central District, Inc.                     OPSC                               -
25  USOP Holding Co. of Mexico, Inc.                                     UHCM                               -
26  USOP Merchandising Company                                           OPMC                               -
27  USOPN, Inc.                                                          OPNI                               -
28  Vend-Rite Service Corporation                                        VRSC                               -

                                                                                                  -----------------------
                         TOTAL CASH DISBURSEMENT                                                      1,551,151.58
                                                                                                  =======================

EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                   FOR THE FOUR WEEKS ENDED NOVEMBER 24, 2001
                                ($'s THOUSANDS)

                                                               USOP-NA      US REFRESH    McWHORTERS       USOP PARENT       TOTAL
                                                               -------      ----------    ----------       -----------       -----
Net Revenues                                                  $      -      $      -      $      -         $      -       $      -
Cost of Revenues                                                     -             -             -                -              -
                                                           ------------------------------------------------------------------------
     Gross Profit                                                    -             -             -                -              -

Selling, General & Admin. Expenses                                   -             -             -            3,088          3,088
Amortization Expense                                                 -             -             -                -              -
Impaired asset write-offs                                            -                                            -              -
Operating Restructuring Costs                                        -             -             -                -              -
                                                           ------------------------------------------------------------------------
     Operating Income (Loss)                                         -             -             -          (3,088)        (3,088)
                                                           ------------------------------------------------------------------------

Other (Income)/Expense:

     Interest (Income)/Expense                                       -             -             -            (198)          (198)
     Unrealized Foreign Currency transaction (Gain) Loss             -             -             -                -              -
     Equity in loss of affiliates                                    -             -             -                -              -
     (Gain)/loss on closure of business                              -             -             -          (5,403)        (5,403)
     Other (income)/expense                                          -             -             -             (28)           (28)
                                                           ------------------------------------------------------------------------
          Total Other (Income)/Expense                               -             -             -          (5,629)        (5,629)


                                                           ------------------------------------------------------------------------
Income (Loss) before provision for Income Taxes                      -             -             -            2,541          2,541
Provision for (benefit from) income taxes                            -             -             -                -              -
                                                           ------------------------------------------------------------------------
Net Income (Loss) Before Extraordinary Items                  $      -      $      -      $      -       $    2,541     $    2,541
                                                           ------------------------------------------------------------------------

EXHIBIT D

                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                               NOVEMBER 24, 2001

                                        USOP - NA    US REFRESH   McWHORTERS   USOP PARENT      USOP ELIMS NT     TOTAL
                                        ---------    ----------   ----------   -----------      ---------- --     -----
ASSETS
Current Assets:
     Cash & Cash Equivalents          $          -    $       -    $       -   $   35,990      $        -      $   35,990
     Accounts Receivable, net                    -            -            -            -               -               -
     Inventory, net                              -            -            -            -               -               -
     Prepaid expenses and other
       current assets                        9,742            -            -       11,665               -          21,407
                                     ------------------------------------------------------------------------------------
          Total Current Assets               9,742            -            -       47,655               -          57,397

     Property & Equipment, net                   -            -            -            -               -               -
     Intangible Assets, net                      -            -            -            -               -               -
     I/C Receivable from
       non-debtor entities                       -            -            -            -               -               -
     Other Assets                          425,082            -            -       17,500       (425,082)          17,500
                                     ------------------------------------------------------------------------------------
TOTAL ASSETS                          $    434,824    $       -    $       -   $   65,155      $(425,082)      $   74,897
                                     ------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                 $     35,633    $   3,148    $   3,209   $      195      $        -      $   42,185
     Accrued Compensation                        -            -            -            -               -               -
     Other accrued liabilities               5,961            -            -       10,241               -          16,202
     I/C Payables/(Receivables)                  -            -            -            -               -               -
     I/C with non-debtor entities                -            -            -            -               -               -
     Bank Debt                                   -            -            -      369,748               -         369,748
     2003 Notes                                  -            -            -        4,144               -           4,144
     2008 Notes                                  -            -            -      361,813               -         361,813
     Other Liabilities                       2,432            -            -            -               -           2,432
                                     ------------------------------------------------------------------------------------
Total Pre-Petition Liabilities              44,026        3,148        3,209      746,141               -         796,524
                                     ------------------------------------------------------------------------------------

Post Petition Liabilities
     Accounts Payable                            -            -            -          615               -             615
     Accrued Compensation                        -            -            -            -               -               -
     I/C Payables/(Receivables)                  -            -            -            -               -               -
     Other accrued liabilities                   -            -            -        8,938               -           8,938
     Other Liabilities                           -            -            -                            -               -
                                     ------------------------------------------------------------------------------------
Total Post-Petition Liabilities                  -            -            -        9,553               -           9,553
                                     ------------------------------------------------------------------------------------

Total Liabilities                           44,026        3,148        3,209      755,694               -         806,077
   Total Stockholders' Equity              390,798      (3,148)      (3,209)    (690,539)       (425,082)       (731,180)
                                     ------------------------------------------------------------------------------------
   TOTAL LIABILITIES AND
       STOCKHOLDERS EQUITY            $    434,824    $       -      $     -   $   65,155      $(425,082)      $   74,897
                                     ------------------------------------------------------------------------------------
                                     ------------------------------------------------------------------------------------
                                                 -            -            -            -               -               -

EXHIBIT E

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                    Case Number:  01-646 (PJW)
----------------------------------
             Debtors      Reporting Period: October 28, 2001 - November 24, 2001

                          SUMMARY OF POSTPETITION TAXES

USOP-PARENT
------------------------------------------------------------------------------------------------------------------------------
                                BEGINNING TAX  AMOUNT WITHHELD OR                                    CHECK NO.     ENDING TAX
                                  LIABILITY        ACCRUED            AMOUNT PAID     DATE PAID       OR EFT        LIABILITY
------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------
Withholding                        $ -           $7,231.68            $7,231.68      11/2 & 11/16    ADP DEBIT        $      -
------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                      -              345.21               345.21      11/2 & 11/16    ADP DEBIT               -
------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                      -              345.21               345.21      11/2 & 11/16    ADP DEBIT               -
------------------------------------------------------------------------------------------------------------------------------
Unemployment                         -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
Income                               -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
Other:                               -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES             $ -           $7,922.10            $7,922.10                                       $      -
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------
Withholding                        $ -           $1,330.37            $1,330.37      11/2 & 11/16    ADP DEBIT        $      -
------------------------------------------------------------------------------------------------------------------------------
Sales                                -                                        -                                              -
------------------------------------------------------------------------------------------------------------------------------
Excise                               -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
Unemployment                         -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
Real Property                        -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
Personal Property                    -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
Other:                               -                   -                    -                                              -
------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL           $ -           $1,330.37            $1,330.37                                       $      -
------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                        $ -           $9,252.47            $9,252.47                                       $      -
------------------------------------------------------------------------------------------------------------------------------

EXHIBIT F

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE:  BRM HOLDINGS, INC., ET AL.                     Case Number: 01-646 (PJW)
----------------------------------
            Debtors       Reporting Period: October 28, 2001 - November 24, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                      CURRENT          31 - 60          61 - 90     OVER 90            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                                         614,743.90                                                        614,743.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE                        $     614,743.90         $     -          $     -     $    -      $     614,743.90
------------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

EXHIBIT G

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: BRM HOLDINGS, INC., ET AL.                      Case Number: 01-646 (PJW)
---------------------------------
           Debtors       Reporting Period: October 28, 2001 - November 24, 2001

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

            USOP-PARENT
            ---------------------------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE RECONCILIATION                                                        AMOUNT
            ---------------------------------------------------------------------------------------------------
            Total Accounts Receivable at the beginning of the reporting period                        $   -
            ---------------------------------------------------------------------------------------------------
            + Amounts billed during the period                                                            -
            ---------------------------------------------------------------------------------------------------
            - Amounts collected during the period                                                         -
            ---------------------------------------------------------------------------------------------------
            TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD                              $   -
            ---------------------------------------------------------------------------------------------------

            ---------------------------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE AGING                                                                 AMOUNT
            ---------------------------------------------------------------------------------------------------
            0 - 30 days old                                                                           $   -
            ---------------------------------------------------------------------------------------------------
            31 - 60 days old                                                                              -
            ---------------------------------------------------------------------------------------------------
            61 - 90 days old                                                                              -
            ---------------------------------------------------------------------------------------------------
            91+ days old                                                                                  -
            ---------------------------------------------------------------------------------------------------
            Total Accounts Receivable                                                                     -
            ---------------------------------------------------------------------------------------------------
            Amount considered uncollectable (Bad Debt)                                                    -
            ---------------------------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE (NET)                                                                 $   -
            ---------------------------------------------------------------------------------------------------

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: BRM HOLDINGS, INC., ET AL.                      Case Number: 01-646 (PJW)
---------------------------------
          Debtors         Reporting Period: October 28, 2001 - November 24, 2001

                              DEBTOR QUESTIONNAIRE

USOP-PARENT
----------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                              YES      NO
----------------------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business
this reporting period?  If yes, provide an explanation below.                                                      X
----------------------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession
account this reporting period? If yes, provide an explanation below.*                                              X
----------------------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed?  If no, provide an explanation below.              X
----------------------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance coverages in effect?
If no, provide an explanation below.                                                                       X
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursement accounts, (II) Continued use of existing cash management system, (III) Continued use of existing business forms, and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash management system in conjunction with the DIP Disbursement Accounts.